                                                                   EXHIBIT 10(j)

                AGREEMENT FOR THE ALLOCATION OF FEDERAL, STATE
              AND FOREIGN INCOME TAX LIABILITY AND BENEFITS AMONG
             HELLER INTERNATIONAL CORPORATION AND ITS SUBSIDIARIES
             -----------------------------------------------------

This Agreement, effective as of January 1, 1993, is made by and between Heller International Corporation and its affiliates ("HIC Group"). Each affiliate and its member designation is set forth in Exhibit I.

1. GENERAL PURPOSE
   ---------------

Each of the Members agrees that it shall adhere to the following policy with respect to the annual allocation of the consolidated U.S. federal income, aggregate state income and foreign tax provisions or refunds of the Group, and in the calculation of deferred income tax liability or assets under Statement of Financial Accounting Standards ("SFAS") No. 109 (Accounting for Income Taxes).

2. CALCULATION OF TAX
   ------------------

I.  HIC GROUP

The HIC Group is comprised of two Members: the HFI Member and the Non-HFI Member. For the HIC Group, the total current and deferred tax provision and/or benefit is equal to the sum of the total current and deferred tax provision and/or benefit based on the filing of the following federal and state income tax returns and foreign tax provision:

    A. Heller International Corporation and Consolidated Subsidiaries tax return; and

    B. Heller International Group, Inc. and Consolidated Subsidiaries tax return.

II. HFI MEMBER

The total current and deferred tax provision and/or benefit of the HFI Member is equal to the sum of the total current and deferred tax provision and/or benefit of -

    A. Heller Financial, Inc. and its 100%-owned subsidiaries ("HFI Component"); and

    B. Heller International Group, Inc. and its consolidated subsidiaries ("HIG Component").

III. NON-HFI MEMBER

The total current and deferred tax provision and/or benefit of the Non-HFI Member is equal to the total current and deferred tax provision and/or benefit of the HIC Group less the total current and deferred tax provision and/or benefit of the HFI Member.


3. CURRENT TAX PROVISION OF HFI MEMBER
   -----------------------------------

I. HFI COMPONENT

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    A.  The HFI Component will determine its U.S. federal income tax provision for regular or alternative minimum tax ("AMT") or refunds for any period for which tax is computed as if it had filed a SEPARATE consolidated U.S. federal income tax return.

    B. The HFI Component will determine the aggregate state income tax provision for regular or AMT or refunds for any period for which tax is computed as if HFI and its 100%-owned subsidiaries and HIG and its consolidated subsidiaries had filed SEPARATE single entity state returns, combined state returns or consolidated state returns (depending on the states' applicable laws)./1/


    C. The foreign tax provision will be attributed to the HFI Component if it bears the tax liability and any refund shall be attributed to the HFI Component if it had originally been attributed the foreign tax provision being refunded.

II. HIG COMPONENT

    A. The HIG Component will determine its U.S. federal income tax provision for regular or alternative minimum tax ("AMT") or refunds for any period for which tax is computed based on its own separate consolidated U.S. federal tax return.

    B. The foreign tax provision will be attributed to the HIG Component if it bears the tax liability and any refund shall be attributed to the HIG Component if it had originally been attributed the foreign tax provision being refunded.

4.  DEFERRED TAX PROVISION OR BENEFIT OF HFI MEMBER
    -----------------------------------------------

The deferred tax provision and benefit shall be computed in accordance with SFAS No. 109 and allocated in the same manner as the current tax provision; that is, the HIC Group's consolidated deferred tax provision or benefit for regular tax or AMT shall be allocated to the HFI Member as follows:

    A.  HFI Component -

        1. As if the HFI Component had filed a consolidated U.S. federal return on a SEPARATE basis; and

        2. As if the HFI and its 100%-owned subsidiaries and HIG and its consolidated subsidiaries had filed SEPARATE single entity state returns, combined state reports or consolidated state returns (depending on the states' applicable laws).

    B.  HIG Component -
- ------------
/1/ Since the HIG Component files state tax returns only as a part of the HFI Component, any state tax provision will be included in the calculation of the HFI Component's state income tax provision.

                                     - 2 -
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       1. Based on its own separate consolidated U.S. federal tax return.

5. ALLOCATION OF ADDITIONAL CURRENT TAX PROVISION
   ----------------------------------------------

If an additional HIC Group current tax provision is required due to a tax assessment by the Internal Revenue Service or state departments of revenue, or due to the filing of an amended return, such additional current provision shall be allocated to the Members of the Group on the same basis as the current tax provision is allocated.

6. PAYMENT OF CURRENT TAX PROVISION TO PARENT
   ------------------------------------------

On or about the last day of each calendar quarter, the HFI Component will pay a prorated estimate of its current year tax liability (provision), if any, to its parent (Heller International Corporation). If the total estimated current year tax liability differs from the HFI Component's final tax liability (as determined from the federal and state tax returns for Heller International Corporation and Consolidated Subsidiaries filed in the subsequent year), then, as appropriate, Heller International Corporation shall refund any overpayment to the HFI Component or the HFI Component shall pay to Heller International Corporation any deficiency.

7. INTRA-MEMBER ALLOCATION OF CURRENT & DEFERRED TAX PROVISION OR BENEFITS
   -----------------------------------------------------------------------

The intra-Member allocation of current and deferred federal, state and foreign income tax provisions and benefits among the corporations and subsidiaries will be consistent with the methodology described in Section 3 of this Agreement.


This Agreement between the parties amends and supersedes the prior Agreement dated as of January 1, 1992 on the subject matter hereof and is effective for tax years beginning on and after January 1, 1993.


HELLER FINANCIAL, INC.

By:     Deborah Samz
        -------------------
Title:  Assistant Secretary
        -------------------

HELLER INTERNATIONAL GROUP, INC.

By:     Deborah Samz
        -------------------
Title:  Assistant Secretary
        -------------------

HELLER INTERNATIONAL CORPORATION

By:     Deborah Samz
        -------------------
Title:  Assistant Secretary
        -------------------

WALTER E. HELLER & COMPANY

By:     Robert J. Kelderhouse
        ---------------------
Title:  Treasurer
        ---------------------

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HELLER REAL ESTATE, INC.

By:     Robert J. Kelderhouse
        ---------------------
Title:  Treasurer
        ---------------------

HELLER REAL ESTATE LOAN, INC.

By:     Robert J. Kelderhouse
        ---------------------
Title:  Treasurer
        ---------------------

HELLER REAL ESTATE PROPERTY, INC.

By:     Robert J. Kelderhouse
        ---------------------
Title:  Treasurer
        ---------------------

HELLER ADVISORY CORPORATION

By:     Robert E. Williams
        ------------------
Title:  Treasurer
        --------------

HELLER INVESTMENT CORPORATION

By:     Deborah Samz
        -------------------
Title:  Assistant Secretary
        -------------------

HELLER DELAWARE HOLDINGS, INC.

By:     Robert J. Kelderhouse
        ---------------------
Title:  Assistant Treasurer
        ---------------------

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                  AGREEMENT FOR THE ALLOCATION OF FEDERAL AND
               STATE INCOME TAX LIABILITY AND BENEFIT AMONG THE
                MEMBERS OF THE HELLER INTERNATIONAL CORPORATION
                    AFFILIATED (AT LEAST 80% OWNED) GROUP
                    --------------------------------------

                                   EXHIBIT I
                             MEMBERS OF THE GROUP
                             --------------------


The term "Members" as used in this Agreement is defined as follows:

   1. Heller Financial, Inc. and subsidiaries Member ("HFI Member") which is comprised of -

       a. Heller Financial, Inc. and its 100%-owned subsidiaries ("HFI Component"); and

       b. Heller International Group, Inc. and its subsidiaries ("HIG
          Component");

   2. All other non-HFI Member corporations (collectively referred to as the "Non-HFI Member") which are comprised of the following:

       a. Heller International Corporation;

       b. Walter E. Heller & Company and its Subsidiaries;

       c. Heller Real Estate, Inc. and its Subsidiaries;

       d. Heller Real Estate Loan, Inc. and its Subsidiaries;

       e. Heller Real Estate Property, Inc.;

       f. Heller Advisory Corporation;

       g. Heller Investment Corporation; and

       h. Heller Delaware Holdings, Inc.

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